                          SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C.  20549

                                       FORM 8-K

                                    CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)  OF
                         THE SECURITIES EXCHANGE ACT OF 1934

                                  December 11, 1998
                                 --------------------

                   Date of Report (Date of earliest event reported)

                               VALENCE TECHNOLOGY, INC.
                                 --------------------

                (Exact name of registrant as specified in its charter)


        DELAWARE                  0-20028            77-0214673
    ----------------          ----------------     ---------------
(State or other jurisdiction    (Commission       (I.R.S. Employer
of incorporation                 File Number)     Identification No.)


                                  301 CONESTOGA WAY
                                 HENDERSON, NV 89015
                                 --------------------

                       (Address of principal executive offices)

                                    (702) 558-1000
                                 --------------------

                 (Registrant's telephone number, including area code)


                                          1.
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ITEM 5  OTHER EVENTS

     On July 27, 1998, as reported in the Current Report on Form 8-K filed with the Securities and Exchange Commission on August 4, 1998 by Valence Technology, Inc. (the "Company"), the Company entered into an agreement with an institutional investor for the private placement of up to $15.0 million of its Series A Convertible Preferred Stock. The Company completed the issuance of $7.5 million of its Series A Convertible Preferred Stock on July 27, 1998. The investor made a commitment to purchase up to $7.5 million in additional shares of Series A Convertible Preferred Stock, subject to the achievement by the Company of certain specified milestones.

     On December 11, 1998, the Company entered into an agreement with the same institutional investor revising the terms of the commitment to purchase up to $7.5 million in additional shares of Series A Convertible Preferred Stock, replacing such commitment with the commitment to purchase $7.5 million of its Series B Convertible Preferred Stock. The private placement of the Series B Convertible Preferred Stock closed on December 18, 1998.

     In connection with the Series A Convertible Preferred Stock private placement, the Company also issued warrants to purchase up to 447,761 shares of its common stock to the investor and an additional warrant to purchase up to 87,500 shares of its common stock to an advisor involved in the transaction.

     In connection with the Series B Convertible Preferred Stock private placement, the Company also issued warrants to purchase up to 447,761 shares of its common stock to the investor and an additional warrant to purchase up to 87,500 shares of its common stock the advisor involved in the transaction. In addition, the Company also replaced the warrant issued to the investor in the Series A financing with a new warrant, for the same number of shares, in like tenor as the warrant issued in the Series B financing.

     In connection with the revised private placement, the investor agreed to certain limitations on its ability to sell the Company's common stock into the public market, and agreed to waive the application of the variable pricing feature of the Series A Convertible Preferred Stock.

     The press release announcing such financing is filed herewith as Exhibit
99.1 and incorporated herein by reference.


                                          2.
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ITEM 7   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)  Exhibits

EXHIBIT NO.             DESCRIPTION
4.1          Amended and Restated Securities Purchase Agreement, dated December 11,
             1998.
4.2          Amended and Restated Registration Rights Agreement, dated December 11,
             1998.
4.3          Certificate of Designation of Series B Convertible Preferred Stock, as
             filed with the Delaware Secretary of State on December 17, 1998.
4.4          Form of Warrant to Investor
4.5          Form of Warrant to Placement Agent
99.1         Press Release, dated December 14, 1998


                                          3.

                                      SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       VALENCE TECHNOLOGY, INC.

Date:  December 18, 1998

                       By: /s/ Lev Dawson
                          -------------------------------
                           Lev Dawson
                           Chief Executive Officer and President


                                          4.

                                    EXHIBIT INDEX

EXHIBIT NO.             DESCRIPTION
4.1          Amended and Restated Securities Purchase Agreement, dated December 11,
             1998.
4.2          Amended and Restated Registration Rights Agreement, dated December 11,
             1998.
4.3          Certificate of Designation of Series B Convertible Preferred Stock, as
             filed with the Delaware Secretary of State on December 17, 1998.
4.4          Form of Warrant to Investor
4.5          Form of Warrant to Placement Agent
99.1         Press Release, dated December 14, 1998


                                          5.